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                                                                    EXHIBIT 25.1

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.   20549
                             ____________________
                                   FORM T-1

        STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

        CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) ____________

                             ____________________

                             BANKERS TRUST COMPANY
              (Exact name of trustee as specified in its charter)

NEW YORK                                        13-4941247
(Jurisdiction of Incorporation or               (I.R.S. Employer
organization if not a U.S. national bank)       Identification no.)

FOUR ALBANY STREET
NEW YORK, NEW YORK                              10006
(Address of principal                           (Zip Code)
executive offices)

                             BANKERS TRUST COMPANY
                             LEGAL DEPARTMENT
                             130 LIBERTY STREET, 31ST FLOOR
                             NEW YORK, NEW YORK  10006
                             (212) 250-2201
           (Name, address and telephone number of agent for service)

                             ____________________

                              DRYPERS CORPORATION
              (Exact name of obligor as specified in its charter)


DELAWARE                                       76-0344044
(State or other jurisdiction of                (I.R.S. employer
Incorporation or organization)                 Identification no.)


5300 MEMORIAL DRIVE SUITE 900
HOUSTON, TEXAS                                 77007
(Address of principal executive offices)       (Zip Code)



                              DRYPERS CORPORATION
                         10 1/4% SENIOR NOTE DUE 2007
                      (Title of the indenture securities)
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ITEM   1.  GENERAL INFORMATION.
  Furnish the following information as to the trustee.

     (a) Name and address of each examining or supervising authority to which it is subject.

     NAME                                            ADDRESS
     ----                                            -------

     Federal Reserve Bank (2nd District)             New York, NY
     Federal Deposit Insurance Corporation           Washington, D.C.
     New York State Banking Department               Albany, NY

     (b) Whether it is authorized to exercise corporate trust powers.

         Yes.

ITEM  2.  AFFILIATIONS WITH OBLIGOR.

          If the obligor is an affiliate of the Trustee, describe each such affiliation.

          None.

ITEM  3. -15.  NOT APPLICABLE

ITEM  16. LIST OF EXHIBITS.

EXHIBIT 1 -  Restated Organization Certificate of Bankers Trust Company dated
             August 7, 1990, Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated June 21, 1995-Incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 33-65171, Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated March 20, 1996, incorporate by referenced to Exhibit 1 filed with Form T-1 Statement, Registration No. 333-25843 and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated June 19, 1997, copy attached.

EXHIBIT 2 -  Certificate of Authority to commence business - Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.


EXHIBIT 3 -  Authorization of the Trustee to exercise corporate trust powers -
             Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.

EXHIBIT 4 -  Existing By-Laws of Bankers Trust Company, as amended on February
             18, 1997, Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 333-24509-01.

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EXHIBIT 5 -  Not applicable.

EXHIBIT 6 -  Consent of Bankers Trust Company required by Section 321(b) of the
             Act. - Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 22-18864.

EXHIBIT 7 -  The latest report of condition of Bankers Trust Company dated as of
             March 31, 1997. Incorporated by reference to Exhibit 7 with Form T-1 Statement, Registration No. 333-25843.

EXHIBIT 8 -  Not Applicable.

EXHIBIT 9 -  Not Applicable.

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                                   SIGNATURE



        Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 13th day of August, 1997.


                                          BANKERS TRUST COMPANY



                                          By:  _______________________________
                                                  Sandra J. Shaffer
                                                  Assistant Vice President

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                                   SIGNATURE



        Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 13th day of August, 1997.


                                          BANKERS TRUST COMPANY



                                          By:  Sandra J. Shaffer
                                               -----------------
                                               Sandra J. Shaffer
                                            Assistant Vice President

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                               State of New York,

                               Banking Department



I, MANUEL KURSKY, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed Certificate entitled "CERTIFICATE OF AMENDMENT OF THE ORGANIZATION CERTIFICATE OF BANKERS TRUST COMPANY UNDER SECTION 8005 OF THE BANKING LAW," dated June 19, 1997, providing for an increase in authorized capital stock from $1,601,666,670 consisting of 100,166,667 shares with a par value of $10 each designated as Common Stock and 600 shares with a par value of $1,000,000 each designated as Series Preferred Stock to $2,001,666,670 consisting of 100,166,667 shares with a par value of $10 each designated as Common Stock and 1,000 shares with a par value of $1,000,000 each designated as Series Preferred Stock.

WITNESS, my hand and official seal of the Banking Department at the City of New York, this 27TH day of June in the Year of our Lord one thousand nine hundred and ninety-seven.



                                                           Manuel Kursky
                                                  ------------------------------
                                                  Deputy Superintendent of Banks
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                            CERTIFICATE OF AMENDMENT

                                     OF THE

                            ORGANIZATION CERTIFICATE

                                OF BANKERS TRUST

                     Under Section 8005 of the Banking Law

                         _____________________________

We, James T. Byrne, Jr. and Lea Lahtinen, being respectively a Managing Director and an Assistant Secretary of Bankers Trust Company, do hereby certify:

  1.   The name of the corporation is Bankers Trust Company.

  2. The organization certificate of said corporation was filed by the Superintendent of Banks on the 5th of march, 1903.

  3. The organization certificate as heretofore amended is hereby amended to increase the aggregate number of shares which the corporation shall have authority to issue and to increase the amount of its authorized capital stock in conformity therewith.

  4. Article III of the organization certificate with reference to the authorized capital stock, the number of shares into which the capital stock shall be divided, the par value of the shares and the capital stock outstanding, which reads as follows:

     "III. The amount of capital stock which the corporation is hereafter to have is One Billion, Six Hundred and One Million, Six Hundred Sixty-Six Thousand, Six Hundred Seventy Dollars ($1,601,666,670), divided into One Hundred Million, One Hundred Sixty-Six Thousand, Six Hundred Sixty-Seven (100,166,667) shares with a par value of $10 each designated as Common Stock and 600 shares with a par value of One Million Dollars ($1,000,000) each designated as Series Preferred Stock."

is hereby amended to read as follows:

     "III. The amount of capital stock which the corporation is hereafter to have is Two Billion One Million, Six Hundred Sixty-Six Thousand, Six
     Hundred Seventy Dollars ($2,001,666,670), divided into One Hundred Million, One Hundred Sixty-Six Thousand, Six Hundred Sixty-Seven (100,166,667)
     shares with a par value of $10 each designated as Common Stock and 1000 shares with a par value of One Million Dollars ($1,000,000) each designated as Series Preferred Stock."
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  5.   The foregoing amendment of the organization certificate was authorized by unanimous written consent signed by the holder of all outstanding shares entitled to vote thereon.

  IN WITNESS WHEREOF, we have made and subscribed this certificate this 19th day of June, 1997.


                                                         James T. Byrne, Jr.
                                                         -------------------
                                                         James T. Byrne, Jr.
                                                         Managing Director


                                                         Lea Lahtinen
                                                         ------------
                                                         Lea Lahtinen
                                                         Assistant Secretary

State of New York    )
                     ) ss:
County of New York   )

        Lea Lahtinen, being fully sworn, deposes and says that she is an Assistant Secretary of Bankers Trust Company, the corporation described in the foregoing certificate; that she has read the foregoing certificate and knows the contents thereof, and that the statements herein contained are true.

                                                         Lea Lahtinen
                                                         ------------
                                                         Lea Lahtinen

Sworn to before me this 19th day
of June, 1997.


          Sandra L. West
------------------------------------
          Notary Public

          SANDRA L. WEST
 Notary Public State of New York
          No. 31-4942101
    Qualified in New York County
Commission Expires September 19, 1998